                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

| | Preliminary Proxy Statement
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                The Baupost Fund
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
|_| $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:
   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:
   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:
   _____________________________________________________________________________

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________
___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                                THE BAUPOST FUND
                                44 Brattle Street
                         Cambridge, Massachusetts 02138

                                                              December 5, 1997
Dear Shareholder:

     You are cordially invited to attend a Meeting of Shareholders of The Baupost Fund (the "Fund") to be held on Monday, December 22, 1997, at 10:00 a.m. (Boston time), at the offices of The Baupost Group, Inc. ("BGI"), 44 Brattle Street, Cambridge, Massachusetts.


     BGI, a Massachusetts corporation and the current investment adviser to the Fund, has informed the Fund's Board of Trustees that it plans to undergo a corporate restructuring involving several transactions that will result, among other things, in the transfer of all of BGI's assets and liabilities to a new operating entity, The Baupost Group, L.L.C., a limited liability company. As described in greater detail in the accompanying Proxy Statement, these transactions will result in the termination of the existing Investment Advisory Agreement between the Fund and BGI as required by the Investment Company Act of 1940. As a result, at the Meeting, the Fund's Board of Trustees will be asking shareholders to approve a new Investment Advisory Agreement between The Baupost Group, L.L.C. and the Fund. The terms of the new Investment Advisory Agreement are substantially identical to the terms of the existing Investment Advisory Agreement, including the terms relating to the services to be provided to, and the fees paid by, the Fund.

     In addition, shareholders will be asked to amend or eliminate certain of the Fund's fundamental investment restrictions that have heretofore limited the scope of the Fund's activities. Some of these restrictions were previously required by certain state securities laws which are no longer applicable to the Fund due to recent federal legislation that effectively eliminated the ability of states to impose investment limitations on registered investment companies like the Fund. The Trustees of the Fund recommend the amendment or elimination of these restrictions to provide the Fund with the maximum investment flexibility permitted under current law. Of course, whether the Fund takes advantage of this flexibility for its investments is dependent on the investment adviser's assessment of future investment opportunities. The Fund's investment adviser has no current plans to use this greater flexibility in a manner that would materially alter the way in which the Fund is currently managed, but may do so in the future if market conditions warrant. Any use of such increased flexibility would be subject to the oversight of the Fund's Board of Trustees.


     Whether or not you plan to be present at the Meeting, your vote is needed. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

     If you return your proxy card promptly you can help the Fund avoid the expense of follow-up mailings to achieve a quorum so that the meeting can be held. If you decide between now and the meeting that you can attend the meeting in person, you can revoke your proxy at that time and vote your shares at the meeting.

     Jo-An Bosworth and I are available at any time to answer any questions you may have.

                                                            Sincerely,


                                                            Seth A. Klarman
                                                            President




SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.


3258128.RED

                                THE BAUPOST FUND
                                44 Brattle Street
                         Cambridge, Massachusetts 02138





                       -----------------------------------

                        NOTICE OF MEETING OF SHAREHOLDERS

                       -----------------------------------


     A Meeting of Shareholders of The Baupost Fund (the "Fund") will be held in the offices of The Baupost Group, Inc., 44 Brattle Street, Cambridge, Massachusetts, on Monday, December 22, 1997, at 10:00 a.m. (Boston time), for the following purposes:

     1. To approve or disapprove a new Investment Advisory Agreement between The Baupost Group, L.L.C. and the Fund, as described in the attached Proxy Statement;

     2. To approve or disapprove an amendment to the Fund's fundamental investment restriction with respect to investments in real estate;


     3. To approve or disapprove the elimination of the Fund's fundamental investment restriction with respect to investments in certain oil, gas or other mineral interests;


     4. To approve or disapprove an amendment to the Fund's fundamental investment restriction with respect to making loans;

     5. To approve or disapprove the elimination of the Fund's fundamental investment restriction with respect to pledging assets;

     6. To approve or disapprove an amendment to the Fund's fundamental investment restriction with respect to borrowing;

     7. To approve or disapprove an amendment to the Fund's fundamental investment restriction with respect to investments in commodities; and


3258128.RED

     8. To consider and act upon such other matters as may properly come before the Meeting.



     Shareholders of record as of the close of business on December 5, 1997 are entitled to notice of and to vote at the Meeting.


                                                      By order of the Trustees,


                                                      Jo-An Bosworth
                                                      Assistant Clerk
December 5, 1997


3258128.RED

                                THE BAUPOST FUND
                                44 Brattle Street
                         Cambridge, Massachusetts 02138


                       -----------------------------------

                                 PROXY STATEMENT

                       -----------------------------------





     The enclosed proxies are solicited by the Board of Trustees of The Baupost Fund (the "Fund") for use at the Meeting of Shareholders of the Fund to be held in the offices of The Baupost Group, Inc., 44 Brattle Street, Cambridge, Massachusetts, at 10:00 a.m. (Boston time) on Monday, December 22, 1997, and at any adjournment thereof. Shareholders of record at the close of business on December 5, 1997 (the "Record Date") are entitled to vote at the Meeting or any adjourned session. These proxy materials are first being made available to shareholders on or about December 5, 1997.


     Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Board of Trustees. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Clerk of the Fund (which will be effective when it is received by the Clerk), by properly executing a later-dated proxy or by attending the Meeting, requesting return of your proxy, and voting in person.


     COPIES OF THE ANNUAL REPORT OF THE FUND FOR ITS MOST RECENT FISCAL YEAR MAY BE OBTAINED WITHOUT CHARGE BY CALLING THE FUND AT 1-800-241-6680 OR WRITING TO THE FUND AT P.O. BOX 381288, 44 BRATTLE STREET, CAMBRIDGE, MASSACHUSETTS 02238.

     On December 5, 1997 there were 8,900,109.078 shares of beneficial interest of the Fund issued and outstanding. Each whole share of beneficial interest is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.



325182.RED

                         I. APPROVAL OR DISAPPROVAL OF A
                        NEW INVESTMENT ADVISORY AGREEMENT


     The Baupost Group, Inc. ("BGI"), a Massachusetts corporation and the current investment adviser to the Fund, has informed the Fund's Board of Trustees that it plans to undergo a corporate restructuring involving several transactions that will result, among other things, in the transfer of all of BGI's assets and liabilities to a new operating entity. Upon consummation of these transactions (which is currently expected to occur on or about January 2, 1998) the new operating entity, The Baupost Group, L.L.C. ("BGLLC"), will continue the business operations currently being conducted by BGI. (In this Proxy Statement this series of transactions is referred to as the "Restructuring" and the business conducted by BGI that is to be transferred to BGLLC is referred to as the "Advisory Business".) As a result of the Restructuring, several additional employees of BGI will hold equity interests of BGLLC.

     The Board of Trustees is recommending that shareholders of the Fund approve a new Investment Advisory Agreement between the Fund and BGLLC (the "New Agreement"), the text of which is attached as Exhibit A to this Proxy Statement. Your approval of the New Agreement is being sought because the completion of the Restructuring will result in an "assignment" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the current investment advisory agreement between the Fund and BGI (the "Current Agreement") which, according to the terms of the Current Agreement and the 1940 Act, would result in its automatic termination. The terms of the New Agreement are substantially identical to the terms of the Current Agreement, including the terms relating to the services to be provided to, and the fees paid by, the Fund. Further information about the Current Agreement, the New Agreement and other services provided by BGI is provided below.

     CURRENT STRUCTURE OF BGI. BGI is currently owned by five shareholders. Seth
A. Klarman, President of BGI and President of the Fund, owns 51.35% of BGI's outstanding stock. As President, Mr. Klarman is responsible for the day-to-day operations of BGI, including the Advisory Business, which includes BGI's role as investment adviser to the Fund. Three co-founders of BGI, William J. Poorvu, a Trustee and the Vice Chairman, Clerk and Treasurer of the Fund, Howard H. Stevenson, a Trustee and Chairman of the Fund, and Jordan J. Baruch (the "Founding Directors"), collectively own


3258128.RED
                                       -2-

43.65% of BGI's outstanding stock and David Abrams, a Vice President of BGI, owns the remaining 5%. These five shareholders are party to a Stockholders' Agreement (the "Stockholders' Agreement") that, among other things, entitles each shareholder to a seat on BGI's Board of Directors, which has ultimate responsibility for overseeing BGI's operations. In addition, under the Stockholders' Agreement certain extraordinary transactions involving BGI, such as a sale of assets or merger, require a vote of shareholders holding at least 80% of the outstanding shares of BGI.


     CURRENT STRUCTURE OF BGLLC. BGLLC is a limited liability company that was organized on December 5, 1997 under the laws of The Commonwealth of Massachusetts. Under Massachusetts law, a limited liability company is comprised of members who have an equity interest in the company, and the company is typically governed by one or more managers (who may be, but are not required to be, members). The sole initial members of BGLLC are Mr. Klarman and SAK Corporation ("SAK"), a Massachusetts corporation that is wholly-owned by Mr. Klarman. SAK is the sole manager of BGLLC, and as such, will have sole decision-making authority over the management and operation of BGLLC. BGLLC currently conducts no business activities and SAK has informed the Trustees that it does not anticipate that BGLLC will conduct any activities prior to the consummation of the Restructuring.

     THE RESTRUCTURING. As currently contemplated, the Restructuring will involve the sale by the Founding Directors to Mr. Klarman of 23.65% of BGI's stock, which is currently held by the Founding Directors, for approximately $2.128 million. Following this sale, Mr. Klarman will own 75% of BGI's outstanding stock, Mr. Poorvu will own 15%, Mr. Stevenson will own 2.5%, Mr. Baruch will own 2.5% and Mr. Abrams will own the remaining 5%.

     Concurrent with the sale of BGI stock by the Founding Directors to Mr. Klarman, BGI will transfer all of its assets and liabilities to BGLLC in return for an economic interest in a portion of BGLLC's future earnings. BGLLC will take over the Advisory Business, which will include succeeding to BGI's registration as an investment adviser under the Investment Advisers Act of 1940, as amended, and, subject to approval by the Fund's shareholders, acting as investment adviser to the Fund. The economic interest in BGLLC to be received by BGI will consist of the right to receive a percentage of BGLLC's net operating profits attributable to the Advisory Business, which interest will


3258128.RED
                                       -3-
decline over time, through December 31, 2002. On December 31, 2003, BGI will also receive a final payment from BGLLC. Following this payment BGI will cease to have any economic interest in BGLLC. BGI's interest in BGLLC is subject to reduction in the event that any of the BGI shareholders have their interest in BGLLC redeemed pursuant to the terms of BGLLC's limited liability company agreement.


     STRUCTURE OF BGLLC AND THE ADVISORY BUSINESS AFTER THE RESTRUCTURING. As a result of the Restructuring all the employees of BGI will become employees of BGLLC. BGI and BGLLC have informed the Trustees that they anticipate that there will be no changes in the day-to-day management and operations of the Advisory Business, including in the personnel managing the Fund and the other services and business activities relating to the Fund. Neither BGI nor BGLLC anticipates that the Restructuring will cause any reduction in the quality of services now provided to the Fund, or have any adverse effect on BGLLC's ability to fulfill its obligations to the Fund.


     SAK will continue to serve as the manager of BGLLC following the Restructuring and, pursuant to the terms of BGLLC's governing documents, will have sole decision-making authority over the management and operation of BGLLC. Consequently, SAK may be deemed to control BGLLC. Similarly, Mr. Klarman, because of his ownership of SAK, may also be deemed to control BGLLC. Mr. Klarman will serve as the President of BGLLC.

     Following the Restructuring, it is anticipated that each of the Founding Directors and Mr. Abrams will join Mr. Klarman as equity members of BGLLC and will receive an economic interest in all of its revenues derived from management fees, including the fee paid by the Fund. In addition, SAK has informed the Trustees that several key employees of BGLLC may also become members of BGLLC following the Restructuring. Certain members of BGLLC, including Messrs. Abrams, Baruch, Klarman, Poorvu and Stevenson, will serve on an Advisory Board of BGLLC following the Restructuring to offer advice to the manager on the course and direction of BGLLC's business. It is anticipated that Mr. Poorvu will serve as Chairman of the Advisory Board. However, SAK, as the manager, will retain decision making authority over the operations of BGLLC.


     The address of BGI, BGLLC, SAK and Mr. Klarman is P.O. Box 381288, 44 Brattle Street, Cambridge, Massachusetts 02238.

3258128.RED
                                       -4-

     THE CURRENT INVESTMENT ADVISORY AGREEMENT. The Current Agreement was approved by the shareholders of the Fund on January 25, 1991 in connection with a prior assignment and termination of the Fund's investment advisory agreement with BGI. Under the Current Agreement, BGI, subject to such policies as the Trustees may determine, selects and reviews the Fund's investments and provides office space and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with BGI. In the event that BGI ceases to be the investment adviser to the Fund, the right of the Fund to use the identifying name "Baupost" with respect to the Fund may be withdrawn.

     The Fund pays BGI a quarterly management fee at the annual rate of 1.00% of the Fund's average net assets. Under the Current Agreement, for the purposes of determining the applicable management fee, "average net assets" is determined at regular intervals throughout the year. BGI has agreed with the Fund to reduce its management fee by up to .75% to the extent that the Fund's total annual expenses (including the management fee, the administrative fee described below and certain other expenses, but excluding brokerage commissions, transfer taxes, interest and expenses relating to preserving the value of the Fund's investments) would otherwise exceed 1.50% of the Fund's average net assets. The Fund paid management fees of $1,353,786 in its 1997 fiscal year: no amount was required to be waived by BGI with respect to such fiscal year.


     In addition, the Fund will pay all expenses incurred in connection with the organization and operation of the Fund, including but not limited to brokerage commissions and transfer taxes in connection with its portfolio transactions, all applicable taxes and filing fees, the fees and expenses for registration or qualification of its shares under the federal or state securities laws, the compensation of certain Trustees, interest charges, charges of custodians, administrative and transfer agency expenses, auditing and legal expenses, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, financial reports, proxy statements and proxies to existing shareholders, insurance premiums and professional association dues or assessments.

     The Current Agreement provides that it will continue in effect for an initial term of two years from its effective date and thereafter only so long as the Agreement is approved at least annually by (i) the vote, cast in person at a meeting called for such purpose, of a

3258128.RED
                                       -5-
majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of BGI or the Fund and by (ii) the majority vote of either the Board of Trustees or the vote of a majority of the outstanding shares of the Fund.


     The Current Agreement provides also that BGI will not be liable to the Fund or to any shareholder of the Fund in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


     The Current Agreement may be terminated at any time, without penalty, by either the Fund or by BGI on not more than 60 days', but not less than 30 days', written notice to the other party. The Agreement terminates automatically in the event of its assignment.


     ADMINISTRATIVE FEES. BGI also serves as the Fund's administrator under an Administrative Services Agreement (the "Agreement") between the Fund and BGI dated as of October 31, 1997. Pursuant to the Agreement, BGI is paid a quarterly fee at the annual rate of .25% of the Fund's average net assets. Under the Agreement, BGI provides, among other things, bookkeeping and certain clerical services to the Fund and will calculate the total net asset value, total net income, and net asset value per share of the Fund. The Agreement provides that it shall continue indefinitely, but that it may be terminated by either party upon 60 days' notice. The Agreement further provides that BGI will only be liable to the Fund for loss or damage incurred by the Fund resulting from BGI's lack of good faith, negligence or willful misconduct and also provides that the Fund will indemnify BGI against, among other things, loss or damage incurred by BGI on account of any claim, demand, action or suit arising out of, or in connection with, its duties under the Agreement, provided that BGI has acted in good faith and without negligence or willful misconduct. BGI and BGLLC have informed the Trustees that there will be no change in the services provided to the Fund or the fees paid by the Fund under the Administrative Services Agreement as a result of the Restructuring.

     Prior to October 31, 1997, under a Transfer Agency and Administrative Services Agreement then in effect, BGI provided, in addition to the services described above, transfer and dividend disbursing agent services. For services under the Transfer Agency and Administrative Services Agreement, BGI was paid a quarterly fee at the annual rate of .25% of the Fund's average net assets.


3258128.RED
                                       -6-

     During its 1997 fiscal year, the Fund paid $338,446 to BGI pursuant to the Transfer Agency and Administrative Services Agreement.


     Shareholders are not being asked to approve the Fund's Administrative Services Agreement because such approval is not required by the 1940 Act.

     THE NEW INVESTMENT ADVISORY AGREEMENT. The New Agreement is identical to the Current Agreement, other than its effective and termination dates and the fact that BGLLC will be the investment adviser. It provides that BGLLC, subject to such policies as the Trustees may determine, will select and review the Fund's investments and provide office space and pay all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with BGLLC. The Fund will pay BGLLC the same quarterly management fee, at an annual rate of up to 1.00% of the Fund's average net assets, subject to reduction as described above with respect to the Current Agreement. All other terms and conditions regarding fees and expenses will remain the same. As in the Current Agreement, the New Agreement provides that it will remain in effect for an initial term of two years from its effective date and thereafter only so long as it is approved annually by the Trustees who are not "interested persons" of the Fund or BGLLC and by either the Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The standard of care and termination provisions of the New Agreement also are identical to those in the Current Agreement.


     A copy of the New Agreement, marked to show changes from the Current Agreement, is attached to this proxy statement as Exhibit A.


3258128.RED
                                       -7-

OFFICER AND DIRECTOR INFORMATION


     The following table provides certain information concerning the principal executive officer and directors of BGI as well as the individual who is anticipated to be the principal executive officer of BGLLC following the Restructuring.



----------------------------------------------------------------------------------------------------------------
       NAME AND ADDRESS*             POSITION WITH FUND                     PRINCIPAL OCCUPATION
                                          (IF ANY)
----------------------------------------------------------------------------------------------------------------
Seth A. Klarman**                Trustee and President      BGI, President and Director; BGLLC, President.
----------------------------------------------------------------------------------------------------------------
William J. Poorvu**              Trustee,                   BGI, Chairman and Director; Massachusetts
                                 Vice Chairman,             Financial Services Company Group of Funds,
                                 Clerk and Treasurer        Trustee/Director (mutual funds); CBL
                                                            Associates Properties, Inc., Director (a public
                                                            Real Estate Investment Trust); Harvard University,
                                                            Graduate School of Business Administration,
                                                            Adjunct Professor; William J. Poorvu, Proprietor
                                                            (real estate investments). Formerly, Trustee of
                                                            Trammell Crow Real Estate Investors (real estate)
                                                            and Director of Sonesta International Corp. (hotels).
-----------------------------------------------------------------------------------------------------------------


* The address of each person listed in the table is P.O. Box 381288, 44 Brattle Street, Cambridge, Massachusetts 02238.


** Persons who are "interested persons" (as defined in the 1940 Act) of the Fund and BGI and who will be "interested persons" of BGLLC.



3258128.RED
                                       -8-

----------------------------------------------------------------------------------------------------------------
       NAME AND ADDRESS*             POSITION WITH FUND                     PRINCIPAL OCCUPATION
                                          (IF ANY)
----------------------------------------------------------------------------------------------------------------
Howard H. Stevenson**            Trustee and Chairman       BGI, Vice Chairman, Director and Treasurer;
                                                            Harvard University, Graduate School of
                                                            Business Administration, Professor, and from
                                                            1991-1994, Senior Associate Dean and Director
                                                            of Financial and Information Systems; Camp,
                                                            Dresser & McKee, Director (engineering
                                                            consultants); Landmark Communications Inc.,
                                                            Director (communications); Sheffield Steel
                                                            Corp., Director (a steel manufacturer); African
                                                            Communications Group, Director (a
                                                            communications group); Terry Hinge &
                                                            Hardware, Director (a manufacturer); Gulf
                                                            States Steel, Director (a steel manufacturer);
                                                            Quadra Capital Partners, Director (an
                                                            investment advisory marketing firm); Bessemer
                                                            Securities Corporation, Director (investments);
                                                            Westboro Holdings LP, Director and Treasurer
                                                            (investments).  Formerly, Director of
                                                            Passamaquoddy Technologies (a technology
                                                            firm) and Preco Corporation (a paper
                                                            manufacturer).
----------------------------------------------------------------------------------------------------------------
David C. Abrams**                Vice President             BGI, Vice President and Director.
----------------------------------------------------------------------------------------------------------------
Jordan J. Baruch**               N/A                        BGI, Director.
----------------------------------------------------------------------------------------------------------------


* The address of each person listed in the table is P.O. Box 381288, 44 Brattle Street, Cambridge, Massachusetts 02238.

** Persons who are "interested persons" (as defined in the 1940 Act) of the Fund and BGI and who will be "interested persons" of BGLLC.

3258128.RED
                                       -9-

The following table provides information regarding certain officers of BGI who also hold positions with the Fund. It is anticipated that these individuals will hold the same or substantially similar positions with BGLLC following the Restructuring that they currently hold with BGI. Similar information regarding Messrs. Klarman, Poorvu, Stevenson and Abrams is provided in the preceding table.


----------------------------------------------------------------------------------------------------------------
     NAME AND ADDRESS*           POSITION WITH THE FUND                      POSITION WITH BGI
----------------------------------------------------------------------------------------------------------------

    Samuel Plimpton **             Trustee                          Vice President
----------------------------------------------------------------------------------------------------------------
    Paul C. Gannon **              Vice President                   Chief Financial and Administrative
                                                                    Officer and Vice President.
----------------------------------------------------------------------------------------------------------------
    Jo-An B. Bosworth **           Assistant Clerk                  Vice President, Clerk and
                                                                    Secretary.
----------------------------------------------------------------------------------------------------------------


* The address of each person listed in the table is P.O. Box 381288, 44 Brattle Street, Cambridge, Massachusetts 02238.


** Persons who are "interested persons" (as defined in the 1940 Act) of the Fund and BGI and will be "interested persons" of BGLLC.

     TRUSTEE ACTION. The Trustees, including those Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Trustees"), received and reviewed all information which they deemed relevant to form a judgment as to whether the New Agreement is in the best interests of the Fund.

     A primary consideration of the Independent Trustees were the representations of BGLLC and BGI that (i) they anticipate that there will be no


3258128.RED
                                      -10-
changes in the day-to-day management and operations of the Advisory Business, including in the personnel managing the Fund and the other services and business activities relating to the Fund and (ii) they do not anticipate that the Restructuring will cause any reduction in the quality of services now provided to the Fund, or have any adverse effect on BGLLC's ability to fulfill its obligations to the Fund. The Independent Trustees considered the fact that the Current Agreement and the New Agreement are substantially identical, including the terms relating to the services to be provided and the fees to be paid by the Fund. The Trustees considered the performance of BGI to date in providing services to the Fund, and the skills and capabilities of the personnel of BGI who are anticipated to be employed by BGLLC, as well as the fact that, after the Restructuring, the ability of BGLLC to attract and retain key personnel may be enhanced by the prospect of an equity interest in BGLLC. Having considered these factors, the Independent Trustees concluded that the Restructuring should have no material adverse effect on the services provided to the Fund. Accordingly, the Trustees, including the Independent Trustees, voted to approve the New Agreement and to recommend to shareholders that they approve the New Agreement.


     REQUIRED VOTE. As provided in the 1940 Act, approval of the New Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE NEW AGREEMENT.

     If the shareholders do not approve the New Agreement, the Trustees will take such further action as they may deem to be in the interests of the shareholders of the Fund.


                 II. APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO
                  THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                   WITH RESPECT TO INVESTMENTS IN REAL ESTATE

     The Trustees are recommending that the Fund's fundamental investment restriction with respect to investments in real estate be amended in order to permit the Fund the maximum flexibility to invest in a range of real estate-related investments. The current restriction states that the Fund may not:

               "Purchase or sell real estate, although it may purchase securities or limited partnership interests which are secured by or represent interests in real

3258128.08
                                      -11-
               estate or issued by companies or limited partnerships which invest in real estate or interests therein, and it may acquire and dispose of real estate or interests in real estate acquired in order to protect its investment in such securities or limited partnership interests. (For the purposes of this restriction, investments by the Fund in securities that are not readily marketable of companies whose assets consist substantially of real estate property and interests therein, including mortgages and other liens, do not constitute an investment in real estate or interests in real estate.)"

               The proposed amended fundamental investment restriction is set forth below:

               "The Fund may purchase or sell real estate to the extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the Securities and Exchange Commission, as such statute, rules, regulations or orders may be amended from time to time."


     Although the 1940 Act requires a registered investment company like the Fund to have a fundamental policy on investing in real estate, it does not require a registered investment company to restrict its investments in real estate. The Fund currently has no plans to invest directly in real estate, including during the coming year, especially in light of current tax laws applicable to the Fund which limit the amount of income it can earn from real estate in order to continue to qualify as a "regulated investment company" accorded special tax treatment under the Internal Revenue Code. This proposal is therefore anticipated to have little current practical effect on the Fund. However, if this proposal is approved, the Fund may at some future time determine that investments in real estate are in the best interests of the Fund.


     If this proposal is approved, the Fund may, consistent with its investment objectives and policies and applicable law, invest in real estate. Investments in real estate and real estate-related securities entail certain risks due to a variety of factors. Factors affecting the performance of real estate ventures may include satisfactory completion of construction, excess supply of real estate in certain markets, prudent management of insurance risks, sufficient level of occupancy, adequacy of financing available in capital markets, competent management, adequate rent to cover operating expenses, local and

3258128.08
                                      -12-
regional markets for competing assets, changes in applicable laws and government regulations (including taxes), and social and economic trends.

     Certain assets in which the Fund may invest following the elimination of this restriction may not be readily marketable. Investments in real estate and real estate-related securities that are not readily marketable entail additional risks, such as difficulty in pricing the real estate or security for purposes of determining the Fund's net asset value and the possibility that the Fund would be unable to sell the real estate or security at a price approximating its market value when it decides to sell it. As noted above, if the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its status as a "regulated investment company" for federal income tax purposes.

     REQUIRED VOTE. As provided in the 1940 Act, approval of the amendment to the Fund's fundamental investment restriction with respect to investments in real estate requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or
(ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN REAL ESTATE.



                 III. APPROVAL OR DISAPPROVAL OF THE ELIMINATION
                OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                     WITH RESPECT TO INVESTMENTS IN CERTAIN
                      OIL, GAS AND OTHER MINERAL INTERESTS

     The Trustees are recommending that the Fund's fundamental investment restriction with respect to investments in oil, gas and other mineral leases, rights or royalty contracts be eliminated. The current restriction states that the Fund may not:



3258128.08
                                      -13-

     "Buy or sell oil, gas or other mineral leases, rights or royalty contracts or any interest in oil, gas or other mineral exploration or development programs, although it may purchase securities which are secured by or represent interests in, or issued by companies which invest in, oil, gas or other mineral leases, rights or royalty contracts."


     The Fund originally adopted this restriction to comply with certain state securities law requirements which are no longer applicable to the Fund. The Fund currently has no intention to invest directly in oil, gas or other mineral interests, including during the coming year, and this proposal is therefore anticipated to have little current practical effect on the Fund. However, if this proposal is approved, the Fund may, at some future time, determine that investments in oil, gas and other mineral interests are in the best interests of the Fund.

     If the proposal is approved, the Fund will be able to invest directly in oil, gas and other mineral interests. These investments entail certain risks. The prices of these investments are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political or military disturbances, the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing companies), the existence of cartels in such industries, the discovery of new reserves and the development of new techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices and the development of alternative energy sources and alternative uses for such materials and related products.



3258128.RED
                                      -14-

                   IV. APPROVAL OR DISAPPROVAL OF AN AMENDMENT
                      TO THE FUND'S FUNDAMENTAL INVESTMENT
                    RESTRICTION WITH RESPECT TO MAKING LOANS

     The Trustees are recommending that the Fund's fundamental investment restriction with respect to making loans be revised to, among other things, enhance the Fund's investment flexibility by permitting the Fund to loan its portfolio securities and by removing any asset limitations on the Fund's ability to enter into repurchase agreements. The current restriction states that the Fund may not:

     "Make loans, except (i) by purchase of debt obligations in which the Fund may invest consistent with its investment policies or (ii) by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value)."

The proposed amended fundamental investment restriction is set forth below:

     "The Fund may make loans to the extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the Securities and Exchange Commission, as such statute, rules, regulations or orders may be amended from time to time."

     If this proposal is approved, the Fund may, consistent with its investment objectives and policies and applicable law, make loans, including lending its portfolio securities, and enter into repurchase agreements without limit. The 1940 Act permits a fund to make loans only if expressly permitted by the Fund's investment policies, but never to persons who control or are under common control with the Fund. Thus, the 1940 Act effectively prohibits a fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Fund may, however, make other loans which if made would expose shareholders to certain additional risks.

     When the Fund enters into a repurchase agreement it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. When the Fund enters into a securities loan, it lends certain of its portfolio securities to

3258128.08
                                      -15-
broker-dealers or other parties and typically receives an interest payment in return. These transactions are typically collateralized, but involve some risk to the Fund if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

     REQUIRED VOTE. As provided in the 1940 Act, approval of the amendment to the Fund's fundamental investment restriction with respect to making loans requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO MAKING LOANS.


                V. APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF
                  THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                         WITH RESPECT TO PLEDGING ASSETS

     The Trustees are recommending that the Fund's fundamental investment restriction which limits the Fund's ability to pledge its assets be eliminated and replaced by a non-fundamental investment restriction. The current restriction states that the Fund may not:

     "Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) in connection with borrowings permitted by restriction 1 above."

     [Restriction 1 allows the Fund to borrow money in an amount equal to up to 10% of its total assets. In Proposal VI below, the Trustees are

3258128.08
                                      -16-
     recommending an amendment to Restriction 1 to grant the Fund increased flexibility in its borrowing.]


     Subject to shareholder approval of this proposal, the Trustees have adopted the following substantially identical non-fundamental investment restriction:

     The Fund may not . . .

          "Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) in connection with borrowings permitted by the Fund's investment restrictions."


     The Fund originally adopted the fundamental restriction to comply with certain state securities law requirements which are no longer applicable to the Fund. Because of the adoption of the new non-fundamental restriction, this proposal is anticipated to have no current effect on the Fund. However, the Trustees of the Fund will have the ability to modify or eliminate the non-fundamental restriction without the need for shareholder approval if the Trustees determine that such modification or elimination is in the best interests of the Fund.


     Pledging assets does entail certain risks. To the extent that the Fund pledges its assets, the Fund may have less flexibility in liquidating its assets. If a large portion of the Fund's assets were involved, the Fund's ability to meet redemption requests or other obligations could be delayed.

     REQUIRED VOTE. As provided in the 1940 Act, approval of the elimination of the Fund's fundamental investment restriction with respect to pledging assets requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PLEDGING ASSETS.



3528128.RED
                                      -17-

                   VI. APPROVAL OR DISAPPROVAL OF AN AMENDMENT
                TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                            WITH RESPECT TO BORROWING

     The Trustees are recommending that the Fund's fundamental investment restriction with respect to borrowing be amended to grant the Fund the maximum flexibility permitted by the 1940 Act. Subject to shareholder approval of this proposal, the Trustees have adopted a non-fundamental investment restriction similar to the current fundamental restriction to supplement the new fundamental investment restriction. Currently, under the 1940 Act, a registered investment company like the Fund may borrow up to 331/3% of its total assets. The Fund's current restriction is more restrictive, and states that the Fund may not:

     "Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any investments are purchased."

     The proposed fundamental investment restriction is set forth below:

     "The Fund may borrow money to the extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the Securities and Exchange Commission, as such statute, rules, regulations or orders may be amended from time to time."

     Subject to shareholder approval, the Trustees have adopted the following nonfundamental investment restriction:


3258128.08
                                      -18-

     The Fund may not . . .

     "Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes."


     The proposed non-fundamental investment restriction would eliminate the final sentence of the existing restriction, which would grant the Fund the flexibility to pursue its investment objectives while certain of its borrowings continue to be outstanding. If this proposal is approved, the Fund would continue to be restricted to borrowing only for redemption requests or for extraordinary or emergency purposes, but such restriction could be amended or eliminated by the Trustees without shareholder approval. Subject to the foregoing limitations on the circumstances under which the Fund can borrow money, the proposed non-fundamental investment restriction would also eliminate the prohibition against borrowing for leveraging purposes.

     BGI recommended to the Trustees that the fundamental policy be amended to increase the flexibility of the Fund to that permitted under the 1940 Act, while making a policy similar to the current policy non-fundamental to provide the Fund with maximum flexibility to modify or eliminate the policy without shareholder approval if the Trustees determine that such modification or elimination is in the best interests of the Fund.

     Borrowing by a fund allows it to leverage its assets, which exposes it to certain risks. Leveraging exaggerates the effect of any increase or decrease in the value of fund securities on a fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest or dividends received from the securities purchased with borrowed funds.


     REQUIRED VOTE. As provided in the 1940 Act, approval of the amendment to the Fund's fundamental investment restriction with respect to borrowing requires the

3258128.08
                                      -19-
affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING.


           VII. APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE FUND'S
               FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO
                           INVESTMENTS IN COMMODITIES

     The Trustees are recommending that the Fund's fundamental investment restriction with respect to investments in commodities be amended in order to permit the Fund the maximum flexibility to invest in a range of commoditites or investments which might for certain technical reasons be considered to be commodities. The current restriction states that the Fund may not:

     "Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except that the Fund may buy or sell futures contracts and related options, forward contracts, options on commodities, securities or other instruments backed by commodities and options on foreign currencies."

     The proposed fundamental investment restriction is set forth below:

     "The Fund may purchase or sell commodities, commodities contracts, futures contracts or options to the extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the Securities and Exchange Commission, as such statute, rules, regulations or orders may be amended from to time."


3258128.RED

     Although the 1940 Act requires a registered investment company like the Fund to maintain a policy regarding its investments in commodities, it does not require a registered investment company to restrict its investments in commodities. The Fund currently has no intention to expand its investments in commodities, including during the coming year, and this proposal is therefore anticipated to have little current practical effect on the Fund. However, if this proposal is approved, the Fund may at some future time determine that further investments in commodities are in the best interests of the Fund.

     If this proposal is approved, the Fund will continue to be able to engage in a variety of transactions involving the use of futures, options, and other contract rights and securities or other instruments backed by commodities. In addition, the Fund may, consistent with its investment objectives and policies and applicable law, invest in commodities without limit. Commodities include such things as gold, silver, other precious metals and a variety of agricultural products.


     Investing in commodities may entail certain risks, including the effects on the future value of the commodity of the activities of market participants who invest mainly for purposes of hedging or speculating. Other factors impacting the value of investments in commodities include changes in the costs associated with the actual storage of a commodity; risks associated with market changes and their impact on the reinvestment of proceeds; variables such as drought, floods, weather, livestock disease, embargoes, and tariffs; the increased leverage typically associated with futures and options trading which may result in increased volatility of returns on futures contracts and options; and the decreased liquidity and increased liability which may result from swap agreements or other non-exchange traded instruments that facilitate indirect investment in commodities.


     REQUIRED VOTE. As provided in the 1940 Act, approval of the amendment to the Fund's fundamental investment restriction with respect to investments in commodities requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or
(ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.


3258128.08
                                      -21-

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN COMMODITIES.


                               VIII. MISCELLANEOUS

     OTHER BUSINESS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

     QUORUM. Forty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the Proxy Statement).


3258128.RED
                                      -22-

     SOLICITATION OF PROXIES. In addition to the solicitation of proxies by mail, Trustees of the Fund and employees of BGI may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals. The cost of the solicitation will be borne by the Fund.


     TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund to act as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. As stated above, shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Board of Trustees. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Shares represented by proxies that withhold authority to vote, abstentions and broker non-votes will have the effect of negative votes on the proposal to approve the New Agreement and the proposals to amend or eliminate certain of the Fund's fundamental investment restrictions.

     DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Fund's Agreement and Declaration of Trust does not provide for annual meetings of shareholders and the Fund does not currently intend to hold such a meeting in 1998. Shareholder proposals for inclusion in the Fund's proxy statement for any subsequent meeting must be received by the Fund a reasonable period of time prior to any such meeting.

     ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to any of such proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on one or more proposals, but not all proposals, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on such proposals as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Fund's Agreement and Declaration of Trust and Bylaws. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals in respect of which such adjournment is proposed. They will vote against any such adjournment all other proxies. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

         OWNERSHIP OF FUND SHARES. At October 31, 1997, the Trustees of the Fund owned of record or beneficially shares of the Fund in the following amounts, and as indicated, owned of record or beneficially the following percentages of the outstanding shares of the Fund: Mr. Ackerman owned 41,547.199 shares, 0.46%; Mr. Auerbach owned 49,763.373 shares, 0.56%; Mr. Klarman owned 174,437.918 shares, 1.95%; Mr. Light owned 46,810.989 shares, 0.52%; Mr. Plimpton owned 82,664.034 shares, 0.92%; and Mr. Stevenson owned 188,753.304 shares, 2.11%. Information concerning

3258128.08
                                              -23-
the share ownership of Mr. Poorvu is provided below. At October 31, 1997, the officers and Trustees of the Fund as a group owned of record or beneficially 16.59% of the outstanding shares of the Fund. To the knowledge of the Fund no person owned of record or beneficially 5.0% or more of the shares of the Fund, except Mr. Poorvu, who owned of record and beneficially 56,815.666 shares, which constitutes 0.64% of the shares of the Fund, and as trustee for various trusts beneficially owned 743,133.696 shares, which constitutes 8.30% of the shares of the Fund.


3258128.08
                                              -24-

                                                                       EXHIBIT A
                                                                       ---------

                              MANAGEMENT CONTRACT

     Management Contract ("Contract") executed as of January [ ], 1998, between The Baupost Fund, a Massachusetts business trust (the "Fund"), and The Baupost Group, L.L.C., a Massachusetts limited liability company (the "Manager").

     Witnesseth:

1.   SERVICES TO BE RENDERED BY MANAGER TO THE TRUST.

          (a) Subject always to the control of the Trustees of the Fund and to such policies as the Trustees may determine, the Manager will, at its expense, (i) furnish continuously an investment program for the Fund and make investment decisions on behalf of the Fund and place all orders for the purchase and sales of the Fund's portfolio securities and (ii) furnish office space and equipment, and pay all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Manager. The Manager will not furnish to the Fund under this Contract the following services: determinations of the net assets, the net asset value of the Fund and the offering price per share of shares of the Fund, maintenance of the Fund's accounts, books and records as required by Section 31(a) of the Investment Company Act of 1940, as amended, and shareholder accounting. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Fund and the Fund's stated investment objectives, policies and restrictions.

          (b) In placing orders for the portfolio transactions of the Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager shall consider all factors it deems relevant, including, without limitation, the overall net economic cost to the Fund (including price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion.

          (c) The Manager shall not be obligated under this agreement to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.   OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a partner, shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and persons controlled by or under common control with the Manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.


3.  COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER

    The Fund will pay to the Manager as compensation for the Manager's services rendered and for the facilities furnished and the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid quarterly at the annual rate of 1.00% of the Fund's average net asset value. Such average net asset value of the Fund shall be determined by taking an average of all of the determinations of such net asset value during such quarter at the close of business on the last business day of each month during such quarter while this Contract is in effect. Such fee shall be payable for each quarter with five (5) business days after the end of such quarter.

    In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by reduction or refund thereof. In addition, the Manager will reduce its management fee by up to .75% to the extent that the Fund's total annual expenses (including all fees payable by the Fund to the Manager pursuant to this Contract or any other agreement, but excluding brokerage commissions, transfer taxes, interest, and expenses relating to preserving the value of the Fund's investments) would otherwise exceed 1.50% of the Fund's average net assets.

    If the Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

4.  ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

    This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager.

5.  EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

    This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

        (a) Either party hereto may at any time terminate this Contract by not more than sixty days' but no less than 30 days' written notice delivered or mailed by registered mail, postage prepaid, to the other party; or

        (b) If (i) the Trustees of the Fund by majority vote or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the lase such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the managers may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the "1940 Act").

         Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.



6.      CERTAIN DEFINITIONS.

        For purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" of the fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the fund entitled to vote at such meeting, whichever is less.

        For the purposes of this Contract, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the phrase "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act.

7.      NONLIABILITY OF MANAGER.

        In the absence of willful misfeasance, bad faith or gross negligence on the part of the manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder

8.      THE NAME "BAUPOST".

        The Manager owns the right to use the name "Baupost" in connection with investment-related series or products, and such name may be used by the Fund only with the consent of the Manager. The Manager consents to the use by the Fund of the name "The Baupost Fund" or to the use by the Fund of any other name embodying the name "Baupost", in such forms as the Manager shall in writing approve, but only on condition and so long as (i) this Contract shall remain in full force and (ii) the Fund shall fully perform, fulfill and comply with all provisions of this Contract expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Fund at any time or in any place or for any purposes or under any condition except as in this section provided. The foregoing authorization by the manager to the Fund to use the said name "Baupost" as part of a business or name is not exclusive of the right of the manager itself to use, or to authorize others to use, the same; the fund acknowledges and agrees that as between the manager and the fund, the manager has the exclusive right so to use, or to authorize others to use, said name and the Fund agrees to take such action as may reasonably be requested by the manager to give full effect to the provisions of this Section (including, without limitation, consenting to such use of said name). Without limiting the generality of the foregoing, the Fund agrees that, upon any termination of this Contract by either party or upon the violation of any of its provisions by the Fund, the Fund will, at the request of the manger made within six months after the Manager has knowledge of such termination or violation,use its best efforts to change the name of the Fund so as to eliminate all reference, if any, to the name "Baupost" and will not thereafter transact any business in a name containing the name "Baupost" in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such name, or otherwise use the name "Baupost" or any other reference to the Manager. Such covenants on the part of the Fund shall be binding upon it, its Trustees, officers, stockholders, creditors and all other persons claiming under or through it.

9.     LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

     A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.


     IN WITNESS WHEREOF, The Baupost Fund and The Baupost Group, L.L.C. have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.







                                                  THE BAUPOST FUND

                                                  By___________________________
                                                  Title: President


                                                  THE BAUPOST GROUP, L.L.C.


                                                  By___________________________
                                                  Title: Vice President

                                THE BAUPOST FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

                        PROXY FOR MEETING OF SHAREHOLDERS
                                DECEMBER 22, 1997

The undersigned hereby appoints Seth A. Klarman, William J. Poorvu, and Howard
H. Stevenson, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Fund, on December 22, 1997 at 10:00 a.m., Boston time, and at any adjournments thereof, all of the shares of The Baupost Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS BELOW.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.


               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED


                                                                                   FOR                 AGAINST            ABSTAIN
1.  Proposal to approve a new Investment Advisory Agreement for the Fund.           o                     o                  o
2.  Proposal to amend the Fund's fundamental investment restriction with respect
    to investments in real estate.                                                  o                     o                  o
3.  Proposal to eliminate the Fund's fundamental investment restriction with
    respect to investments in certain oil, gas and other mineral interests.         o                     o                  o
4.  Proposal to amend the Fund's fundamental investment restriction with
    respect to making loans.                                                        o                     o                  o
5.  Proposal to eliminate the Fund's fundamental investment restriction with
    respect to pledging assets.                                                     o                     o                  o
6.  Proposal to amend the Fund's fundamental investment restriction with
    respect to borrowing.                                                           o                     o                  o
7.  Proposal to amend the Fund's fundamental investment restriction with
    respect to investments in commodities.                                          o                     o                  o



Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such when signing, as indicated below the signature line. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

---------------------------------    -------------------    ------------------------------------    ---------------------
Signature                            Date                   Signature (Joint Owners)                Date

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